UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________
FORM 8-K
 _____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 9, 2013
Date of Report (Date of earliest event reported)
 _____________________________________________
FEI COMPANY
(Exact name of registrant as specified in its charter)
 _____________________________________________

Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)
(503) 726-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 _____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 9, 2013 at our Annual Meeting of Shareholders of FEI Company (“FEI”), our shareholders approved: (i) an amendment to our 1995 Stock Incentive Plan (A) to increase the number of shares of our common stock reserved for issuance under the plan from 10,750,000 to 11,000,000, and (B) to change the terms of the initial equity grants to new non-employee directors and the annual automatic equity grants to continuing non-employee directors; and (ii) an amendment to the FEI Employee Share Purchase Plan to increase the number of shares of our common stock reserved for issuance under the plan from 3,700,000 to 3,950,000. A copy of each of these amended plans are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 9, 2013 FEI held its Annual Meeting of Shareholders. Final voting results for each proposal are set forth in the tables below.

Proposal 1 - To elect members of FEI's Board of Directors to serve for the following year and until their successors are duly elected and qualified.

Each nominee for director was elected by a vote of the shareholders as follows:

Nominees	For	Withheld	Broker Non-Votes

Homa Bahrami	34,006,458	1,071,835	1,966,350
Arie Huijser	34,006,697	1,071,596	1,966,350
Don R. Kania	33,689,673	1,388,620	1,966,350
Thomas F. Kelly (Chair)	34,008,450	1,069,843	1,966,350
Jan C. Lobbezoo	33,287,399	1,790,894	1,966,350
Jami Nachtsheim	33,949,663	1,128,630	1,966,350
Gerhard H. Parker	33,397,466	1,680,827	1,966,350
James T. Richardson	34,004,725	1,073,568	1,966,350
Richard H. Wills	33,950,910	1,127,383	1,966,350

Proposal 2 - To consider and vote on a proposal to amend FEI's 1995 Stock Incentive Plan: (i) to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares, and (ii) to change the terms of the initial equity grants to new non-employee directors and the annual automatic equity grants to continuing non-employee directors.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes

33,035,946	1,997,401	44,946	1,966,350

Proposal 3 - To consider and vote on a proposal to amend FEI's Employee Share Purchase Plan to increase the number of shares of our common stock reserved for issuance under the plan by 250,000 shares.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes

34,835,814	199,463	43,016	1,966,350

Proposal 4 - To approve, on an advisory basis, the appointment of KPMG LLP as FEI's independent registered public accounting firm for the year ending December 31, 2013.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes

36,907,059	84,014	53,570	—

Proposal 5 - To approve, on an advisory basis, FEI's executive compensation.

The proposal was approved by a vote of the shareholders as follows:

For	Against	Abstain	Broker Non-Votes

34,085,906	936,719	55,668	1,966,350

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	1995 Stock Incentive Plan, as amended

10.2	Employee Share Purchase Plan, as amended

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

/s/ Bradley J. Thies
Bradley J. Thies
Senior Vice President, General Counsel and Secretary
Date: May 9, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	1995 Stock Incentive Plan, as amended

10.2	Employee Share Purchase Plan, as amended